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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 20, 2001


                         HUTTIG BUILDING PRODUCTS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                   001-14982              43-0334550
----------------------------        --------------         -------------------
(State or other jurisdiction        (Commission            (IRS Employer
 of incorporation)                  File Number)           Identification No.)


              Lakeview Center, Suite 400
              14500 South Outer Forty Road
              Chesterfield, MO                                   63017
               ----------------------------------------------- ----------
                   (Address of principal executive offices)    (Zip code)


       Registrant's telephone number, including area code: (314) 216-2600



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Item 5.  Other Events.

         On August 20, 2001, Huttig Building Products, Inc. (the "Company") announced that its board of directors authorized a $15 million stock repurchase program. As part of the repurchase program, the Company purchased in a private transaction 790,484 shares of its common stock from its largest shareholder. A copy of the letter agreement effecting the private purchase referred to above is filed herewith as Exhibit 10.1. A copy of the press release announcing the repurchase program and the private purchase referred to above is filed herewith as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

         10.1 Letter agreement dated August 20, 2001 between Huttig Building Products, Inc. and The Rugby Group Limited

         99.1     Press release dated August 20, 2001




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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   HUTTIG BUILDING PRODUCTS, INC.
                                   ---------------------------------
                                            (Registrant)




Date: August 28, 2001
                                        /s/ Barry J. Kulpa
                                   ---------------------------------
                                   Barry J. Kulpa
                                   President and Chief Executive Officer








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                                  EXHIBIT INDEX



         10.1 Letter Agreement dated August 20, 2001 between Huttig Building Products, Inc. and The Rugby Group Limited

         99.1     Press release dated August 20, 2001